Exhibit 99.1

ATG Reports Third Quarter 2009 Financial Results

Revenue Increased 6% and Non-GAAP Net Income Increased 41%

Company Announces a New Stock Repurchase Program

CAMBRIDGE, Mass.--(BUSINESS WIRE)--October 29, 2009--Art Technology Group, Inc. (NASDAQ: ARTG), the premier provider of commerce solutions, today reported financial results for the third quarter ended September 30, 2009.

Revenue for the third quarter of 2009 grew to $43.4 million, a 6% increase over third quarter 2008 revenue of $40.8 million.

“Revenue, bookings and net income growth exceeded our expectations in the third quarter,” stated Bob Burke, ATG’s president and CEO. “Looking ahead to the fourth quarter, we are very excited about the level of sales activity and demand we’re seeing in the market for our commerce solutions and expect a strong finish to the year.”

Product license bookings, a non-GAAP measure which the company defines as the sale of perpetual software licenses, grew 9% to $10.4 million for the third quarter from $9.5 million in the year ago quarter. Approximately 41% of product license bookings in the third quarter were deferred and will be recognized ratably.

Net income in accordance with GAAP for the third quarter of 2009 increased to $4.0 million, or $0.03 per diluted share compared with net income of $786 thousand, or $0.01 per diluted share, in the third quarter of 2008.

Non-GAAP net income increased to $5.5 million for the third quarter of 2009, or $0.04 per diluted share compared with non-GAAP net income of $3.9 million, or $0.03 per diluted share for the third quarter of 2008.

Cash flow from operations for the third quarter of 2009 was $9.9 million. At September 30, 2009, ATG had $78.1 million in cash, cash equivalents, and marketable securities.

The company’s Board of Directors has approved a new stock repurchase program that authorizes the repurchase of up to $25 million of ATG’s common stock. This new authorization is in addition to the remaining $3.9 million under the Company’s existing $20 million repurchase program authorized in April of 2007. The stock repurchase program authorizes the company to repurchase shares, in the open market or privately negotiated transactions, at times and prices considered appropriate by the company depending upon prevailing market conditions and other corporate considerations. As of October 27, 2009, ATG had approximately 127.0 million shares outstanding.

“We have executed extremely well in 2009 - consistently increasing year over year revenue while containing our costs,” stated Julie Bradley, ATG’s senior vice president and CFO. “We expect strong demand for our solutions to continue driving bookings, revenue and profit growth for the second half of 2009 as compared to the second half of 2008.”

Quarterly Conference Call

ATG management will discuss the company’s third quarter 2009 financial results, recent highlights, and business outlook on its quarterly conference call for investors at 10:00 a.m. ET today. The conference call will be broadcast live over the Internet. Investors interested in listening to the webcast should log on to the “Investors” section of the ATG website, www.atg.com. The live conference call also can be accessed by dialing (866) 723-3575 (or (706) 634-8872 for international calls) and using conference ID No. 33150677. A replay of the call will be available on the company’s website later in the day.

About ATG

A trusted, global specialist in e-commerce, ATG (Art Technology Group, Inc., NASDAQ: ARTG) has spent the last decade focused on helping the world's premier brands maximize the success of their online businesses. ATG Commerce is the commerce platform and business user application solution top-rated by industry analysts for powering highly personalized, efficient and effective e-commerce sites. ATG's platform-neutral optimization services can be easily added to any Web site to increase conversions and reduce abandonment. These services include ATG Recommendations and ATG’s eStara Click to Call and Click to Chat services. The company is headquartered in Cambridge, Massachusetts, with additional locations throughout North America and Europe. For more information, please visit http://www.atg.com.

© 2009 Art Technology Group, Inc. ATG and Art Technology Group are registered trademarks. All other product names, service marks, and trademarks mentioned herein are trademarks of their respective owners.

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(UNAUDITED)

	September 30,	June 30,	December 31,	September 30,
	2009	2009	2008	2008
ASSETS

Current Assets:
Cash, cash equivalents and marketable securities (including restricted cash of $ 0 at September 30, 2009 and June 30, 2009 and $1,669 at December 31, 2008 and September 30, 2008)	$73,972	$71,335	$60,983	$58,232
Accounts receivable, net	31,850	39,155	35,109	35,779
Deferred costs, current	1,126	876	924	931
Deferred tax assets	534	560	560	-
Prepaid expenses and other current assets	2,910	3,266	3,814	3,411

Total current assets	110,392	115,192	101,390	98,353

Property and equipment, net	10,168	10,500	10,098	9,583
Intangible assets, net	4,991	5,917	7,770	8,854
Deferred costs, less current portion	1,391	1,884	1,984	2,146
Marketable securities (including restricted cash of $419 as of September 30, 2009, June 30, 2009, December 31, 2008 and September 30, 2008)	4,129	419	419	419
Other assets	1,483	1,457	1,423	1,625
Goodwill	65,683	65,683	65,683	67,692

Total assets	$198,237	$201,052	$188,767	$188,672

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$4,245	$5,229	$2,958	$3,648
Accrued expenses	16,203	15,398	18,875	18,830
Deferred revenue, current portion	40,025	41,765	38,782	41,401
Accrued restructuring	-	-	146	371

Total current liabilities	60,473	62,392	60,761	64,250

Other liabilities	249	1,775	1,775	498
Deferred revenue, less current portion	9,956	13,046	15,285	11,344

Stockholders' equity	127,559	123,839	110,946	112,580

Total liabilities and stockholders' equity	$198,237	$201,052	$188,767	$188,672

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(UNAUDITED)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
Revenue:
Product licenses	$10,890	$13,576	$10,764	$37,396	$32,321
Recurring services	24,904	24,028	23,446	72,035	67,335
Professional and education services	7,587	6,823	6,584	20,288	19,588

Total revenue	43,381	44,427	40,794	129,719	119,244

Cost of Revenue:
Product licenses	399	457	539	1,246	1,445
Recurring services	9,393	8,722	8,611	27,012	25,458
Professional and education services	6,029	5,505	6,393	16,836	19,802

Total cost of revenue	15,821	14,684	15,543	45,094	46,705

Gross Profit	27,560	29,743	25,251	84,625	72,539

Operating Expenses:
Research and development	7,599	7,663	7,660	22,732	22,054
Sales and marketing	12,503	12,541	12,282	37,332	36,975
General and administrative	4,831	4,670	4,890	13,990	14,082

Total operating expenses	24,933	24,874	24,832	74,054	73,111

Income (loss) from operations	2,627	4,869	419	10,571	(572)
Interest and other income (expense), net	(314)	339	232	236	1,100

Income before provision for income taxes	2,313	5,208	651	10,807	528
Provision (benefit) for income taxes	(1,650)	588	(135)	(750)	236
Net income	$3,963	$4,620	$786	$11,557	$292

Basic net income per share	$0.03	$0.04	$0.01	$0.09	$0.00

Diluted net income per share	$0.03	$0.03	$0.01	$0.09	$0.00

Basic weighted average common shares outstanding	127,224	126,877	129,219	126,742	128,821

Diluted weighted average common shares outstanding	134,736	133,111	135,697	132,409	134,934

Art Technology Group, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(UNAUDITED)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008

Cash Flows from Operating Activities:
Net income	$3,963	$4,620	$786	$11,557	$292
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,149	2,417	2,299	6,829	6,518
Non-cash stock-based compensation expense	2,463	2,402	1,993	6,820	5,824
Non-cash tax benefit	(1,871)	-	-	(1,871)	-
Net changes in operating assets and liabilities	3,237	(4,481)	3,029	(345)	9,846

Net cash provided by operating activities	9,941	4,958	8,107	22,990	22,480

Cash Flows from Investing Activities:
Purchases of marketable securities	(19,433)	(6,925)	(2,612)	(28,287)	(17,225)
Maturities of marketable securities	5,400	4,082	4,892	14,725	22,492
Purchases of property and equipment	(978)	(2,313)	(2,220)	(4,620)	(5,612)
Collateralization of letters of credit	-	-	-	-	(2,088)
Payment of acquisition costs, net of cash acquired	-	-	-	-	(9,522)

Net cash (used in) provided by investing activities	(15,011)	(5,156)	60	(18,182)	(11,955)

Cash Flows from Financing Activities:
Proceeds from exercise of stock options	915	364	951	1,428	1,608
Proceeds from employee stock purchase plan	279	276	238	797	754
Repurchase of common stock	(4,265)	-	-	(4,265)	(1,479)
Payment of employee restricted stock tax withholdings	(45)	(445)	(29)	(873)	(505)

Net cash (used in) provided by financing activities	(3,116)	195	1,160	(2,913)	378

Effect of foreign exchange rate changes on cash and cash equivalents	388	1,018	(823)	1,130	(721)
Net (decrease) increase in cash and cash equivalents	(7,798)	1,015	8,504	3,025	10,182
Cash and cash equivalents, beginning of period	58,236	57,221	36,097	47,413	34,419

Cash and cash equivalents, end of period	$50,438	$58,236	44,601	$50,438	$44,601

ART TECHNOLOGY GROUP, INC.
STATEMENTS OF OPERATIONS DATA
(In thousands)
(UNAUDITED)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008
Equity-Related Compensation:

Cost of revenue	$498	$488	$400	$1,396	$1,145
Research and development	435	432	416	1,237	1,153
Sales and marketing	653	609	510	1,774	1,688
General and administrative	877	873	667	2,413	1,838

Total equity-related compensation	$2,463	$2,402	$1,993	$6,820	$5,824

Depreciation and Amortization:

Depreciation
Cost of revenue	$746	$913	$713	$2,474	$1,950
Research and development	259	301	275	829	711
Sales and marketing	152	192	155	520	414
General and administrative	65	85	72	227	219
	$1,222	$1,491	$1,215	$4,050	$3,294

Amortization
Cost of revenue	$401	$399	$406	1,200	1,272
Research and development	-	-	81	-	162
Sales and marketing	526	527	597	1,579	1,790
General and administrative	-	-	-	-	-
	$927	$926	$1,084	$2,779	$3,224

Total depreciation and amortization	$2,149	$2,417	$2,299	$6,829	$6,518

Capital Expenditures:

Purchases of property and equipment	$978	$2,313	$2,220	$4,620	$5,612

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(In thousands, except per share data)
(UNAUDITED)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008

Net income, GAAP	$3,963	$4,620	$786	$11,557	$292

Amortization of acquired intangibles	927	926	1,084	2,779	3,224
Equity-related compensation	2,463	2,402	1,993	6,820	5,824
Tax adjustments	(1,871)	-	-	(1,871)	-

Net income (non-GAAP)	$5,482	$7,948	$3,863	$19,285	$9,340

Net income (non-GAAP) per share:

Basic	$0.04	$0.06	$0.03	$0.15	$0.07
Diluted	$0.04	$0.06	$0.03	$0.15	$0.07

Shares used in per share calculations:

Basic	127,224	126,877	129,219	126,742	128,821
Diluted	134,736	133,111	135,697	132,409	134,934

Reconciliation of Product License Bookings
(In thousands)
(UNAUDITED)

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2009	2009	2008	2009	2008

Product license bookings	$10,436	$16,612	$9,486	$39,396	$36,627

Product license bookings deferred	(4,321)	(7,292)	(4,078)	(16,299)	(19,441)

Product license deferred revenue recognized	4,775	4,256	5,356	14,299	15,135

Product license revenue	$10,890	$13,576	$10,764	$37,396	$32,321

Use of Non-GAAP Financial Measures

ATG is providing the non-GAAP historical and forward-looking financial measures presented above as the company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of ATG's core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical or future financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Net income (non-GAAP) and net income per share (non-GAAP), as we present them in the financial data included in this press release, have been normalized to exclude the net effects of amortization of acquired intangible assets, equity-related compensation, and related tax adjustments. Management believes that these normalized non-GAAP financial measures excluding these items better reflect the company’s operating performance as these non-GAAP figures exclude the effects of non-recurring or non-cash expenses. Management believes that these charges are not necessarily representative of underlying trends in the company's performance and their exclusion provides investors with additional information to compare the company's results over multiple periods.

ATG considers “product license bookings,” a non-GAAP financial measure which the company defines as product license revenue recognized plus net change in deferred license revenue during any given period, to be an important indicator of growth in its software license business, as its business increasingly evolves toward a recurring, ratable revenue model.

The company uses these non-GAAP financial measures internally to focus management on period-to-period changes in the company's core business. Therefore, the company believes that this information is meaningful in addition to the information contained in the GAAP presentation of financial information. The presentation of this additional non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the tables above present the most directly comparable GAAP financial measure and reconcile non-GAAP net income and product license bookings to the comparable GAAP measures.

ATG Statement Under Private Securities Litigation Reform Act

This press release contains forward-looking statements about the company’s estimated revenue and earnings. These statements involve known and unknown risks and uncertainties that may cause ATG’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks include the effect of weakened or weakening economic conditions or perceived conditions on the level of spending by customers and prospective customers for ATG’s software and services; financial and other effects of cost control measures; quarterly fluctuations in ATG’s revenues or other operating results; customization and deployment delays or errors associated with ATG’s products; the risk of longer sales cycles for ATG’s products and ATG’s ability to conclude sales based on purchasing decisions that are delayed; satisfaction levels of customers regarding the implementation and performance of ATG’s products; ATG’s need to maintain, enhance, and leverage business relationships with resellers and other parties who may be affected by changes in the economic climate; ATG’s ability to attract and maintain qualified executives and other personnel and to motivate employees; activities by ATG and others related to the protection of intellectual property; potential adverse financial and other effects of litigation (including intellectual property infringement claims) and the release of competitive products and other activities by competitors. Further details on these risks are set forth in ATG’s filings with the Securities and Exchange Commission (SEC), including the company’s annual report on Form 10-K for the period ended December 31, 2008 and its quarterly report on Form 10-Q for the period ended June 30, 2009, as filed with the SEC. These filings are available free of charge on a website maintained by the SEC at http://www.sec.gov.

CONTACT:
Art Technology Group, Inc.
Kim Maxwell, 617-386-1006
Director, Investor Relations
kmaxwell@atg.com